Transforming Patient Care with Breakthrough Science 35TH ANNUAL J.P. MORGAN HEALTHCARE CONFERENCE JANUARY 9, 2017 Exhibit 99.2

Acceleron Forward-Looking Statements This presentation contains forward-looking statements about the Company's strategy, future plans and prospects, including statements regarding the development of the Company's compounds, including sotatercept, luspatercept, dalantercept, ACE-083, ACE-2494, the Company’s IntelliTrap™ drug discovery platform, and the Company's TGF-beta superfamily program generally, the timeline for clinical development and regulatory approval of the Company's compounds, the expected timing for the reporting of data from ongoing trials, and the structure of the Company's planned or pending clinical trials. The words “anticipate,” “appear,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include the risks that the Company's cash, cash equivalents and investments will be insufficient to fund operations into the second half of 2019, that preclinical testing of the Company's compounds and data from clinical trials may not be predictive of the results or success of ongoing or later clinical trials, that data may not be available when the Company expects it to be, that the Company or its collaboration partner, Celgene, will be unable to successfully complete the clinical development of the Company’s compounds, that the development of the Company's compounds will take longer or cost more than planned, that the Company or Celgene may be delayed in initiating or completing any clinical trials, and that the Company's compounds will not receive regulatory approval or become commercially successful products. Other risks and uncertainties include those identified under the heading "Risk Factors" included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on February 25, 2016, and other filings that the Company has made and may make with the SEC in the future. The forward-looking statements contained in this presentation reflect the Company's current views with respect to future events, and the Company does not undertake and specifically disclaims any obligation to update any forward-looking statements. 2

Building a Fully Integrated Biopharmaceutical Company  Two ongoing Phase 3 trials  Multiple ongoing and planned Phase 2 trials Expanding Hematology Program High Value Collaboration with Celgene Deep, Diversified Pipeline  Four clinical therapeutic candidates  Candidates #5 and #6 to enter clinic in 2017 and 2018  Celgene funds 100% of expenses in hematology  Acceleron to receive substantial royalties ranging from low- to mid- 20%  Significant value inflection points upcoming in hematology and wholly-owned pipeline Opportunity for Substantial Value Creation 3

Acceleron’s Therapeutic Candidates Engage the Body’s Ability to Rebuild and Repair Itself  Human cells and tissues have a remarkable ability to regenerate, rebuild and repair themselves  The TGF-beta superfamily of proteins can profoundly influence many of these biological processes  Leveraging >12 years of TGF-β biology R&D expertise, Acceleron has pioneered a new approach to engage these targets for therapeutic benefit Fibrosis Erythropoiesis Skeletal Muscle Vasculature 4

Building a Rich Pipeline Based on Leadership in TGF-β Biology



Product
Preclinical
Phase 1
Phase 2
Phase 3
Hematology
Luspatercept
MEDALIST Study
Myelodysplastic Syndromes (MDS)
Long-term Extension Study
First-line Lower-risk MDS Study
BELIEVE Study
Beta-Thalassemia
Long-term Extension Study
NTD Ph2 Study Planned
Sotatercept
Ph2 Study Planned
Myelofibrosis
Investigator Study
Muscle
ACE-083
FSH Muscular Dystrophy
Ph2 Study Planned
Neuromuscular Disease
ACE-2494
Musculoskeletal Disease (P1 Study Planned)
Oncology
Dalantercept
Renal Cell Carcinoma
Fibrosis
ACE-1332
Fibrosis
ACE-2798
Fibrosis

5

Luspatercept: Building a Blockbuster Brand

Luspatercept’s Novel Mechanism to Treat Anemia MDS, β-Thalassemia and Myelofibrosis EPO affects early stage RBC precursors Luspatercept restores RBC’s ability to differentiate Ineffective Erythropoiesis Treatment with luspatercept High EPO levels drive proliferation But excessive TGF-β signaling inhibits RBC maturation 7

Luspatercept in MDS Opportunity to improve patient care in multiple population segments ESA Refractory (RS+) Lower-Risk ESA Naïve (RS+ and/or RS-) ESA Ineligible (RS+) First-line Second-line Ongoing Phase 3 MDS Trial Phase 3 Lower-Risk MDS Populations First-line Expanded MDS Populations + 40,000 to 50,000 patients in US/EU 20,000 to 25,000 patients in US/EU + 8

Luspatercept Phase 3 Trial Design in Lower-Risk MDS Primary Endpoint  Proportion of patients that become RBC-transfusion independent (≥ 8 weeks) during the first 24 weeks Key Secondary Endpoints  Proportion of patients that become RBC-transfusion independent (≥ 8 weeks) during the first 48 weeks  International Working Group hematologic improvement-erythroid (IWG HI-E) or erythroid response  Duration of transfusion independence (RBC-TI) Trial ID: NCT02631070 Lower-Risk MDS RS+ luspatercept (n = 140) Placebo (n = 70) 2:1 Randomized Treated SC Every 3 Weeks Primary Endpoint Secondary Endpoint Week 24 Week 48 Double-blind 9

Reduction in Transfusion Burden in Patients with > 3 Mo. of Treatment Phase 2 results presented at ASH 2016  61% (17/28) patients achieved RBC transfusion independence ≥ 8 weeks  85% (24/28) of patients had a clinically meaningful erythroid response (IWG HI-E) % C h a n g e i n R B C T ra n sf u s io n s -100 -80 -60 -40 -20 0 4 4 12 14 6 10 9 6 6 14 8 10 8 6 6 6 4 4 4 4 2 2 2 2 2 2 2 2 Baseline RBC Transfusion Units (8 Weeks) HI-E Non-Responder HI-E Responder Transfusion Independence (RBC-TI) Data as of 09 Sep 2016 10 IWG HI-E Criteria: LTB (< 4 Units/8 wk, Hb <10 g/dL) = Hb ↑ ≥1.5 g/dL /≥8 weeks HTB (≥ 4 Units/8 wk) = ≥ 4 unit ↓ /8 wk

Luspatercept in β-Thalassemia Opportunity to improve patient care in multiple population segments One of the most common genetic diseases in the world Transfusion Dependent Phase 3 β-Thalassemia Population Non-Transfusion Dependent / Occasionally Transfused Additional Phase 2 Study Planned Expanded β-Thalassemia Populations Ongoing Phase 3 β-Thal Trial Transfusion Dependent 20,000 patients in EU/N.A. >250,000 ROW 20,000 patients in EU/N.A. >250,000 ROW + 11

Luspatercept Phase 3 Trial Design in β-Thalassemia Primary Endpoint  Proportion of patients with ≥ 33% reduction in transfusion burden from weeks 13-24 compared to the 12 weeks preceding treatment Key Secondary Endpoints  Proportion of patients with ≥ 33% reduction in transfusion burden from weeks 37-48 compared to the 12 weeks preceding treatment  Proportion of patients with ≥ 50% reduction in transfusion burden from weeks 13-24 and weeks 37-48 compared to the 12 weeks preceding treatment Trial ID: NCT02604433 luspatercept (n = 200) Placebo (n = 100) 2:1 Randomized Treated SC Every 3 Weeks Primary Endpoint Secondary Endpoint Weeks 13 - 24 Weeks 37 - 48 12-week prospective pre- treatment period Double-blind β-Thalassemia Transfusion Dependent 12

* 1 subject discontinued before completing 12 weeks, not shown Baseline units/12 weeks % C h an ge in R B C Units T ran sf u se d  Transfusion reduction from 12 wks pre-treatment to any 12-wk period on treatment  83% (20/24) of TD patients experienced ≥ 33% reduction in transfusion burden  71% (17/24) of TD patients experienced ≥ 50% reduction in transfusion burden Data as of 02 Sep 2016 8 14 7 12 12 7 8 9 7 5 6 6 7 8 8 8 8 15 6 8 8 7 4 -33 -40 -60 -80 -100 -20 0 Reduction in Transfusion Burden in Patients in Extension Study Phase 2 results presented at ASH 2016 13

Myelofibrosis: Luspatercept Phase 2 Trial Planned Designed to correct anemia and eliminate/reduce RBC transfusions Disease Current Treatments Scarred, fibrotic bone marrow results in multiple cytopenias, severe anemia No approved therapy for anemia in MF: RBC transfusions, ESAs, and IMiDs Essential Thrombocythemia (ET) Polycythemia Vera (PV) Post-PV MF Primary MF (PMF) Post-ET MF Myelofibrosis > 30,000 patients (US/EU) 14

Collaborating with Celgene, the Leader in Hematology Luspatercept Collaboration Highlights  Celgene funds 100% of development costs  Acceleron will receive tiered royalties in the low-to mid- 20% range  $185M of milestones still outstanding for regulatory and commercial achievements  Companies will co-promote in North America, Celgene promotes ROW  Celgene funds 100% of Acceleron’s commercialization costs for North American co-promote 15

Key Luspatercept Milestones  MEDALIST and BELIEVE trials fully enrolled in 2H 2017  Present topline results by year-end 2018  Continue to generate data from extension studies to show durability in response and safety  Additional results from first-line (ESA naïve) lower-risk MDS patient segment including RS- patients  Initiate Phase 2 trial in myelofibrosis  Initiate Phase 2 trial in non-transfusion dependent beta- thalassemia  Evaluate and design future clinical and regulatory strategy in first-line lower-risk MDS 16 Phase 3 Studies Ongoing Phase 2 Studies New Planned Phase 2 Studies

Neuromuscular Diseases: Unprecedented Results in Early Clinical Studies

ACE-083 Designed to increase muscle mass and strength selectively in the muscles in which the drug is administered ACE-083: Targeted Intervention for Muscle Loss 18 Phase 1 Produced substantial dose-dependent increases in muscle volume in a Phase 1 study ‒ 9% to 15% muscle volume increases with two doses Phase 2 FSHD trial initiated and underway Plan to initiate trial in another neuromuscular disease

ACE-083 Targeted Muscle Therapy in FSHD 19 Weakness limits the ability to:  Feed oneself  Lift objects  Maintain hygiene Weakness  Causes foot drop  Impairs ambulation  Increases risk of falls FSHD Epidemiology • Approx. 20,000 patients in the U.S. • Disabling focal muscle loss that can be asymmetric Biceps Strengthening the bicep muscle should allow independent activities of daily living Tibialis Anterior Strengthening the TA muscle should alleviate foot drop; improving ambulation and stair-climbing ability

Acceleron Newsflow and Catalysts  Luspatercept – Complete enrollment in MEDALIST and BELIEVE Phase 3 trials in 2H 2017 – Release topline Phase 3 Results by YE 2018 – Develop clinical and regulatory strategy in first-line lower-risk MDS in 2017 – Initiate new Phase 2 trials in myelofibrosis and NTD beta-thalassemia by YE 2017 – Additional Phase 2 extension study results at medical conferences in 2017  ACE-083 – Initial FSHD Phase 2 Part 1 dose-escalation results by late 2017 – Initiate Phase 2 trial in a second neuromuscular disease in 2017  Dalantercept – Topline PFS results in RCC in 2H 2017  ACE-2494 – Initiate Phase 1 healthy volunteer study in 2017  Next Acceleron compound to enter the clinic in 2018 20

APPROVALS IN 3 INDICATIONS CASH FLOW POSITIVE Acceleron in 2020 8 UNIQUE THERAPEUTIC CANDIDATES IN CLINICAL TRIALS MULTIPLE PHASE 3 STUDIES SALES AND MARKETING ORGANIZATION IN U.S. Our 2020 Vision: A Fully Integrated, Leading Biopharmaceutical Company + 21

Key Takeaways  A valuable mix of early, mid- and late-stage assets in clinical development that will drive value in 2017 and beyond  Global partnership with Celgene in multiple late-stage anemia indications with blockbuster potential  Powerful discovery engine generating additional new candidates against novel targets in the TGF-β superfamily of proteins  Rapidly expanding wholly-owned pipeline across multiple serious and rare diseases in the areas of muscle, fibrosis and vasculature  Well-capitalized – Hematology programs fully funded by Celgene – Current capital into 2H 2019 22

Transforming Patient Care with Breakthrough Science 35TH ANNUAL J.P. MORGAN HEALTHCARE CONFERENCE JANUARY 9, 2017